UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2016

PROVECTUS BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-36457	90-0031917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7327 Oak Ridge Hwy., Knoxville, Tennessee 37931

(Address of Principal Executive Offices)

(866) 594-5999

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Provectus Biopharmaceuticals, Inc. (the “Company”) is extending the expiration date of its previously announced offer to certain of its holders of outstanding warrants to purchase shares of common stock, $0.001 par value per share (“Common Stock”), issued between November 2011 and December 2015 (the “Existing Warrants”) to receive new warrants expiring June 19, 2020 to purchase an equal number of shares of our Common Stock at an exercise price of $0.85 per share (the “Replacement Warrants”) in exchange for exercising their Existing Warrants at a discounted exercise price of $0.75 per share (the “Warrant Exchange Offer”).

The Warrant Exchange Offer was previously set to expire at 4:00 P.M. (Eastern time) on Tuesday, June 28, 2016 and will now expire at 4:00 P.M. (Eastern time) on Thursday, July 28, 2016, unless further extended or terminated. As of June 27, 2016, no Existing Warrants have been tendered for exchange in the Warrant Exchange Offer.

All other terms and conditions of the Warrant Exchange Offer will remain in full force and effect. The terms and conditions of the Warrant Exchange Offer are set forth in the Offer Letter/Prospectus dated June 1, 2016 (the “Offer Letter/Prospectus”), filed with the Securities and Exchange Commission (the “SEC”) on June 1, 2016. Questions relating to the procedure for tendering Existing Warrants, as well as requests for additional copies of the Offer Letter/Prospectus and the Letter of Transmittal, may be directed to Maxim Group LLC, Network 1 Financial Securities, Inc. or the Company using the contact information below:

Maxim Group LLC

Attn: Summer Kotb

405 Lexington Avenue, 2nd Floor

New York, NY 10174

Phone: (212) 895-3511

Email: skotb@maximgrp.com

Network 1 Financial Securities, Inc.

Attn: William Heming Jr.

2 Bridge Avenue

Red Bank, NJ 07701

Phone: 1 (800) 866-7007

Email: billheming@netw1.com

Provectus Biopharmaceuticals, Inc.

Attn: Peter R. Culpepper

7327 Oak Ridge Highway, Suite A

Knoxville, TN 37931

Phone: (866) 597-5999

Email: pete@pvct.com

FORWARD-LOOKING STATEMENTS: This Current Report on Form 8-K contains “forward-looking statements” as defined under U.S. federal securities laws. These statements reflect management’s current knowledge, assumptions, beliefs, estimates, and expectations and express management’s current views of future performance, results, and trends and may be identified by their use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” and other similar terms. Forward-looking statements are subject to a number of risks and uncertainties that could cause our actual results to materially differ from those described in the forward-looking statements. Readers should not place undue reliance on forward-looking statements. Such statements are made as of the date hereof, and we undertake no obligation to update such statements after this date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2016

PROVECTUS BIOPHARMACEUTICALS, INC.

By:	/s/ Peter R. Culpepper
Peter R. Culpepper
Interim Chief Executive Officer and Chief Operating Officer

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